UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) May 26, 2006

DEUTSCHE ALT-A SECURITIES, INC. MORTGAGE LOAN TRUST, SERIES 2006-AF1 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated April 14, 2006, in connection with the issuance of Deutsche Alt-A Securities, Inc. Mortgage Loan Trust 2006-AF1, Mortgage Pass-Through Certificates, Series 2006-AF1, in order to correct certain errors contained in Exhibit 4.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator, the Credit Risk Manager and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Susan Valenti

Name: Susan Valenti

Title:   Director

By: /s/ Jason Kim

Name: Jason Kim

Title:   Vice President

Dated:  May 26, 2006

4.1

The Pooling and Servicing Agreement, dated as of March 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator, the Credit Risk Manager and the Trustee.